Exhibit 10.1

MASTER REORGANIZATION AGREEMENT

This Master Reorganization Agreement (this “Agreement”), dated as of November 1, 2022 (the “Effective Date”), is entered into by and among ProFrac Manufacturing, LLC, a Texas limited liability company (“ProFrac Manufacturing”), ProFrac Services, LLC, a Texas limited liability company (“ProFrac Services”), U.S. Well Services Holdings, LLC, a Delaware limited liability company (“U.S. Well Services Holdings”), USWS Holdings LLC, a Delaware limited liability company (“USWS Holdings”), U.S. Well Services, LLC, a Delaware limited liability company (“U.S. Well Services”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), and USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”). Each of ProFrac Manufacturing, ProFrac Services, U.S. Well Services Holdings, USWS Holdings, U.S. Well Services, USWS Fleet 10, and USWS Fleet 11 is individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on June 21, 2022, U.S. Well Services, Inc., ProFrac Holdings, Inc. (“Parent”) and Thunderclap Merger Sub I, Inc., an indirect subsidiary of Parent (“Merger Sub”) entered into that certain an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which U.S. Well Services, Inc. would merge with and the Merger Sub with U.S. Well Services, Inc. surviving the merger as the surviving corporation and wholly owned by Thunderclap Intermediate, Inc. (“Intermediate”), an indirect subsidiary of Parent (the “Merger”);

WHEREAS, on November 1, 2022, the Merger was consummated and promptly thereafter, U.S. Well Services, Inc. converted from a Delaware corporation into U.S. Well Services Holdings pursuant to a certificate of conversion and accompanying Certificate of Formation filed with the State of Delaware on November 1, 2022 (the “Certificate”) in accordance with provisions of the Delaware Limited Liability Company Act (the “Conversion”);

WHEREAS, immediately following the Conversion, Intermediate contributed all of the limited liability company interests in U.S. Well Services Holdings to ProFrac Holdings, LLC (“ProFrac Holdings”), a subsidiary of Parent (the “Initial Transfer”);

WHEREAS, immediately following the Initial Transfer, ProFrac Holdings contributed all of the limited liability company interests in U.S. Well Services Holdings to ProFrac Holdings II, LLC, a wholly owned subsidiary of ProFrac Holdings (the “Secondary Transfer”);

WHEREAS, following the Secondary Transfer, the Parties desire to enter into this Agreement to accomplish the reorganization of certain assets and liability among the related Parties.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE 1

REORGANIZATION TRANSACTIONS

Section 1.1    Assets and Liabilities Contribution.

(a)    Effective as of immediately following the Secondary Transfer, U.S. Well Services Holdings, USWS Holdings, U.S. Well Services, USWS Fleet 10, and USWS Fleet 11 (each a “USWS Member” and collectively “USWS”), shall and does hereby transfer and assign all right, title and interest in the assets of USWS, with the exception of those contracts discussed in Section 1.1(b), and those certain assets, liabilities, contracts, and rights discussed in Section 1.1(c), to ProFrac Manufacturing, and ProFrac Manufacturing shall and does hereby accept such transfer and assignment and undertake to perform and discharge any and all of the obligations associated therewith from and after such transfer and assignment that are attributable to the assets of USWS being contributed under this Section 1.1(a).

(b)    Additionally, each USWS Member shall and does hereby transfer and assign all right, title and interest in the contracts of each such USWS Member, with the exception those assets discussed in Section 1.1(a), and those assets, liabilities, contracts, and rights discussed in Section 1.1(c), to ProFrac Services, and ProFrac Services shall and does hereby accept such transfer and assignment and assumes and undertakes to perform and discharge any and all of the obligations associated therewith from and after such transfer that are attributable to the contracts of USWS being contributed under this Section 1.1(b). Notwithstanding the foregoing or anything to the contrary herein, in the event that the transfer of any contract of any USWS Member requires the consent of the counter parties thereto prior to such transfer or would otherwise cause a default under, acceleration of rights or violation of such contract (each a “Restricted Contract”), such Restricted Contract shall not be transferred or assumed pursuant to the terms hereof until such time as the applicable USWS Member(s) has received the consent of the counterparties thereto or the applicable USWS Member(s) and ProFrac Services have otherwise agreed in writing to transfer such contract.

(c)    Specifically excluded from the contributions described in Section 1.1(a) and Section 1.1(b), are the assets, liabilities, contracts, and rights listed in Exhibit A to this Agreement, which such assets, liabilities, contracts and/or rights hereby remain with the subject USWS entity or entities unless the Parties otherwise agree in writing to subject any of the assets, liabilities, contracts or rights listed in Exhibit A to the provisions of Section 1.1(a) or 1.1(b) of this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of All Parties. Each Party hereby, severally and not jointly with any other Party, represents and warrants to the other Parties as follows:

(a)    Authority. Such Party has the requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required action on the part of such Party, and no other proceedings on the part of the Party are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b)    Binding Effect. This Agreement has been duly executed and delivered by such Party, and assuming the due authorization, execution and delivery of this Agreement by the other Parties, this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(c)    Non-Contravention. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i), if such Party is an entity, violate, conflict with or result in any breach of any provision of the organizational documents of the Party or (ii) violate any applicable law.

(d)    Title To Purchased Assets/Assigned Contracts.

(i)

If the Party is a Party transferring or assigning any of the assets, such Party owns or has the exclusive right to the applicable assets free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(ii)

Each contract transferred and assigned hereby is valid and binding on, and enforceable against, the transferring USWS Member and each other party thereto in accordance with its terms and is in full force and effect.

(e)    Bankruptcy. There are no bankruptcy, reorganization, receivership or other insolvency type proceedings pending, being contemplated by or, to such Party’s knowledge, threatened against such Party.

(f)    Litigation. No suit, action or litigation by any person by or before any tribunal or governmental authority is pending or, to such Party’s knowledge, threatened against such Party or its affiliates that would, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the ability of such Party to perform its obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE 3

MISCELLANEOUS

Section 3.1    Headings; References; Interpretation. The heading references herein are for convenience purposes only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. References to “Articles,” “Sections” or “Exhibits” means the Articles, Sections or Exhibits to this Agreement, as the case may be, except as may be otherwise specified. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. As used in this Agreement, (i) the words “hereof,” “herein,” “hereby,” “hereto” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, (ii) the word “including,” and words of similar import, means “including, but not limited to” and “including, without limitation,” (iii) the word “will” shall be construed to have the same meaning and effect as the word “shall,” (iv) the word “or” is not exclusive, and (v) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

Section 3.2    Consents. To the extent required under law or the governing documents of any of the Parties, the Parties acknowledge that this Agreement constitutes the written consent of the relevant Parties to each of the agreements and transactions contemplated by this Agreement, including by each of the Parties in its capacity as an equity holder of any other Party.

Section 3.3    Further Assurances. From time to time after the Effective Date, and without any further consideration, the Parties agree to execute and deliver such documents, instruments and assurances of transfer, conveyance, assignment and assumption, and take such further actions as may reasonably be necessary or desirable to carry out and effectuate the provisions of this Agreement.

Section 3.4    Successors and Assigns; No Third Party Rights. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement is not intended to, and does not, create rights in any other person, and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 3.5    Non-Recourse and Limitation of Liability. This Agreement shall be enforceable only against, and any action, liability, suit or proceeding based upon, arising under, out of or in connection with, or related in any manner to this Agreement or the transactions contemplated hereby shall be brought only against the Parties, and then only with respect to the specific obligations set forth in this Agreement applicable to such Party. No person or entity that is not a Party, including any past, present or future representative or affiliate of a Party or any affiliate of any of the foregoing (each, a “Nonparty Affiliate”), shall have any liability (whether in contract, tort, strict liability, at law, in equity or otherwise) for any actions, liabilities or other obligations arising under, out of or in connection with, or related in any manner to this Agreement or the transactions contemplated hereby. To the extent permitted by applicable law, each Party hereby (a) waives and releases all such actions, liabilities and other obligations against any such Nonparty Affiliates, (b) waives and releases any and all actions, liabilities, rights, remedies or demands that may otherwise be available to avoid or disregard the entity form of a Party or otherwise impose the liability of a Party on any Nonparty Affiliate, whether granted by law or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization or otherwise, and (c) disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement and any representation or warranty made in, in connection with or as an inducement hereto.

Section 3.6    Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and, in the case of an amendment, signed by the Parties. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure or delay by any Party in exercising any right, remedy, power or privilege arising hereunder shall operate or be construed as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 3.7    Entire Agreement. This Agreement (including Exhibits) constitutes the entire agreement among the Parties with respect to the subject matter contained herein and therein and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matters.

Section 3.8    Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without giving effect to the conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.8.

Section 3.9    Severability. If any term or provision of this Agreement, or the application thereof to any person or any circumstance, is invalid, illegal or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity, illegality or unenforceability, nor shall such invalidity, illegality or unenforceability in any jurisdiction affect the validity, legality or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 3.10    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Parties as of the date first written above.

PROFRAC MANUFACTURING, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

PROFRAC SERVICES, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

U.S. WELL SERVICES HOLDINGS, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

USWS HOLDINGS LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

U.S. WELL SERVICES, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

USWS FLEET 10, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

USWS FLEET 11, LLC

By:	/s/ Robert J. Willette
Name:	Robert J. Willette
Title:	Secretary

EXHIBIT A

Excluded Assets, Liabilities, and/or Contracts

In accordance with the terms of the Agreement, the following are excluded from the contributions and transfers discussed within, and accomplished by, the Agreement unless otherwise agreed to in writing by the parties hereto:

1.	All Company Intellectual Property Rights (as defined in the Merger Agreement), including all litigation related thereto.

A - 1